UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2012

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (314) 342-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)   On August 7, 2012, the Board of Directors of the Stifel Financial Corp. (the "Company") amended and restated the Bylaws of the Company (the "Bylaws"), effective as of August 7, 2012. The Bylaws were amended primarily to (i) revise the advanced notice provisions for stockholders proposing business or nominating directors at a stockholders meeting, (ii) change the voting standards, including changing the vote in uncontested director elections from a plurality vote to one in which directors are to be elected by a majority of votes cast, and (iii) conform various provisions of the By-Laws to Delaware General Corporation Law.

In particular, the changes to the Bylaws include:

1.     Establishment of new advance notice provisions and related procedural and disclosure requirements, which require advance notice of a stockholder proposing business or nominating directors in connection with annual or special meetings of stockholders, along with compliance with procedural requirements and provisions of information regarding the proposing stockholder, the proposed business, the proposing stockholder's ownership of the securities of the Company (including any derivative positions) and related information.  Similar requirements are imposed on stockholders who desire to call a special meeting of stockholders.

2.     An amendment which provides that general items to be voted on by the stockholders are approved by the vote of the majority of the shares voting at the meeting with respect to that particular matter, if a quorum is present.  This newly added section also provides for a majority vote in uncontested director elections.  In contested directors elections (i.e., the number of director nominees exceeds the number of board seats), nominees will be elected by plurality vote.

3.     Amendments to provisions regarding directors, including provisions regarding who may call a special meeting and a change to the quorum requirements at board meetings.

In addition to the amendments described above, the Board also adopted clarifying and technical amendments to those and other sections of the By-Laws. The By-Laws make various procedural and other changes with respect to meetings of stockholders and directors and other matters, including changes to conform various provisions of the By-Laws to Delaware General Corporation Law.

The foregoing description of the By-Laws is a summary only and is qualified in its entirety by reference to the full and complete text of the By-laws attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

3.2	Amended and Restated By-Laws of Stifel Financial Corp., effective August 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: August 10, 2012	By:	/s/ James M. Zemlyak
James M. Zemlyak
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2	Amended and Restated By-Laws of Stifel Financial Corp., effective August 7, 2012